UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 26, 2020
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2019-C18

(Central Index Key Number 0001793856)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Rialto Real Estate Fund IV – Debt, LP
(Central Index Key Number 0001788190)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-05	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.02.	Change of Servicer or Trustee.

On December 20, 2019, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2019 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates, Series 2019-C18. The Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2019-C18 (the “Issuing Entity”), a common law trust formed on December 20, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as the DoubleTree New York Times Square West Leased Fee Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “DoubleTree New York Times Square West Leased Fee Whole Loan”) that also includes two (2) additional pari passu promissory notes (the “DoubleTree New York Times Square West Leased Fee Companion Loans”) and one (1) subordinate promissory note that are not assets of the Issuing Entity. On August 26, 2020, the DoubleTree New York Times Square West Leased Fee Companion Loans designated as Note A-2 and Note A-3 were included in the WFCM 2020-C57 securitization transaction. Beginning on that date, the DoubleTree New York Times Square West Leased Fee Whole Loan, including the Doubletree New York Times Square West Leased Fee Mortgage Loan, will be primarily and specially serviced pursuant to the pooling and servicing agreement, dated as of August 1, 2020 (the “WFCM 2020-C57 Pooling and Servicing Agreement”), by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “WFCM 2020-C57 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2020-C57 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the WFCM 2020-C57 Pooling and Servicing Agreement applicable to the servicing of the DoubleTree New York Times Square West Leased Fee Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 20, 2019; provided that under the WFCM 2020-C57 Pooling and Servicing Agreement (i) the WFCM 2020-C57 Special Servicer may enter into a temporary forbearance agreement (a “Payment Accommodation”) as a result of the COVID-19 emergency relating to payment obligations or operating covenants under the related mortgage loan documents or the use of funds on deposit in any reserve account or escrow account for any purpose other than the explicit purpose described in the related mortgage loan documents, that in each case require full repayment of deferred payments and escrows within 21 months of the date of the first forbearance for such mortgage loan, and the WFCM 2020-C57 Special Servicer will be entitled to a charge a fee in connection with such Payment Accommodation not to exceed $30,000 and (ii) the WFCM 2020-C57 Pooling and Servicing Agreement does not provide for a risk retention consultation party. The WFCM 2020-C57 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2020	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
		Name:	Nicholas Galeone
		Title:	President (senior officer in charge of securitization of the depositor)

	By:	/s/ David Schell
		Name:	David Schell
		Title:	Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)